 As filed with the Securities and Exchange Commission on April 7, 2005

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

_______________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☒

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Under Rule 14a-12

☐        Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

CORDIA CORPORATION

(Name of Registrant as Specified in Its Charter)

Not Applicable

 (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(1)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐

Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid: $

(2)

Form, Schedule or Registration Statement No.:

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Filing Party:

(1)

Date Filed

#

CORDIA CORPORATION
2500 Silverstar Road, Suite 500

Orlando, Florida 32804

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                                                                                                    April 15, 2005

To the Stockholders of Cordia Corporation:

Notice is hereby given that the Annual Meeting of Stockholders of Cordia Corporation, a Nevada corporation (the "Company"), will be held at 2500 Silverstar Road, Suite 500, Orlando, Florida 32804 on May 6, 2005 at 10:00 A.M., local time, for the following purposes:

1.

To elect five (5) directors to the Board of Directors for the ensuing year;

2.

To ratify the selection of Lazar Levine & Felix, LLP as Independent Registered Public Accounting Firm for fiscal 2005;

3.

To consider and act upon such other business as may properly come before the meeting.

Holders of record of Company’s common stock at the close of business on April 8, 2005 are entitled to vote at the meeting.

In addition to the proxy statement, proxy card and voting instructions, a copy of Company’s annual report on Form 10-KSB, which is not part of the soliciting material, is enclosed.

It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the enclosed proxy.  If you receive more than one proxy because your shares are registered in different names or addresses, each such proxy should be signed and returned so that all your shares will be represented at the meeting.

By Order of the Board of Directors,

Wesly Minella

Secretary

CORDIA CORPORATION
2500 Silverstar Road, Suite 500

Orlando, Florida 32804

PROXY STATEMENT

This Proxy Statement is furnished to stockholders of Cordia Corporation, a Nevada corporation (the "Company"), in connection with the solicitation, by order of the Board of Directors of the Company, of proxies to be voted at the Annual Meeting of Stockholders to be held on Friday May 6, 2005, at 2500 Silverstar Road, Suite 500, Orlando, Florida 32804 at 10:00 A.M., local time, and at any adjournment or adjournments thereof (the "Annual Meeting"). The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. This Proxy Statement and the enclosed proxy card were first mailed to stockholders of the Company on or about April 15, 2005, accompanied by the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

         At the Annual Meeting, the following matters will be considered and voted upon:

1.

Election of five (5) directors to the Board of Directors for the ensuing year;

2.

To ratify the selection of Lazar Levine & Felix, LLP as Independent Registered Public Accounting Firm for fiscal 2005;

3.

To consider and act upon such other business as may properly come before the meeting.

Solicitation

The solicitation of proxies pursuant to this Proxy Statement will be primarily by mail. In addition, certain directors, officers or other employees of the Company may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to directors, officers or other employees of the Company for such services. The total cost of any such solicitation will be borne by the Company and will include reimbursement of brokerage firms and other nominees.

Voting and Revocation of Proxies; Adjournment

All of the voting securities of the Company represented by valid proxies, unless the stockholder otherwise specifies therein or unless revoked, will be voted FOR the election of the persons nominated as directors, FOR the other proposals set forth herein, and at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting.

If a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any stockholder has the power to revoke such stockholder's proxy at any time before it is voted. A proxy may be revoked by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the Annual Meeting, or by voting in person at the Annual Meeting.

A majority of the votes cast at the Annual Meeting by the stockholders entitled to vote is required to elect the director nominees and a majority of the votes cast at the Annual Meeting by the stockholders entitled to vote is required to approve any other action that properly comes before the meeting.  In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.

Quorum and Voting Rights

The Board of Directors of the Company has fixed April 8, 2005 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Holders of record of shares of common stock, par value $.001 (the "Common Stock"), at the close of business on the Record Date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Common Stock Owned by Directors, Officers and Other Beneficial Owners

The following table sets forth, as of April 1, 2005, the names, addresses and number of shares of Common Stock beneficially owned by all persons known to the management of the Company to be beneficial owners of more than 5% of the outstanding shares of Common Stock, and the names and number of shares beneficially owned by all directors of the Company and all executive officers and directors of the Company as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned):

	Amount and Nature of	Percentage of Outstanding
Name and Address of Beneficial Owner	Beneficial Owner (1)	Common Stock (2)

Principal Shareholders
Patrick Freeman	722,500 (3)	15.81%
2500 Silverstar Road, Suite 500
Orlando, Florida 32804

Geils Ventures, LLC	2,482,940 (4)	54.32%
1866 Leithsville Road, #301
Hellertown, Pennsylvania 18055

Officers and Directors
Patrick Freeman	See information above

Lorie Guerrera	80,000 (5)	1.75%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

Wesly Minella	80,700 (6)	1.77%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

John Scagnelli	82,450 (7)	1.80%
4 Belle Haven Court
West Nyack, New York 10994

All directors and executive officers of the
Company as a group (six individuals)	965,650	21.20%

Nominees for Board of Directors
Joel Dupré	None	0%
445 Hamilton Avenue, Suite 408
White Plains, New York 10601

Gandolfo Verra	None	0%
326 Oscawana Lake Road
Putnam Valley, New York 10579

(1)

For purposes of this table, information as to the beneficial ownership of shares of common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes general voting power and/or investment power with respect to securities. Except as otherwise indicated, all shares of our common stock are beneficially owned, and sole investment and voting power is held, by the person named. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock, which such person has the right to acquire within 60 days after the date hereof. The inclusion herein of such shares listed beneficially owned does not constitute an admission of beneficial ownership.

(2)

All percentages are calculated based upon a total number of 4,571,210 shares of Common Stock outstanding as of April 1, 2005, plus, in the case of the individual or entity for which the calculation is made, that number of options or warrants owned by such individual or entity that are currently exercisable or exercisable within 60 days.

(3)

Consists of currently exercisable options to purchase 600,000 shares of Common Stock, 60,000 restricted shares of Common Stock and 62,500 shares of Common Stock.

(4)

Includes (i) 2,000,000 shares of Common Stock owned by Gei1s Ventures, LLC, (ii) 145,000 shares of Common Stock owned by Zoom2Net Corp., (iii) 58,250 shares of Common Stock owned by Lynn Minella, (iv) 90,000 shares of Common Stock held on behalf of Alexander Minella in a custodial account, (v) 100,000 shares of Common Stock held of behalf of Lauren Minella in a custodial account, (vi) includes 55,000 shares of Common Stock that may be purchased under currently exercisable options and (vii) 34,690 shares of Common Stock owned by Alexander G. Minella managing member and 5% owner of Geils Ventures, LLC.   Mr. Minella is also the sole shareholder and officer of Zoom2Net, Corp.  As a result of the beneficial ownership of the outstanding capital stock by the individuals and entity listed in clauses (i)-(vii), Geils Ventures LLC may be deemed to be the beneficial owner of such shares of Common Stock.  On March 22, 2001, a Schedule 13(d) was filed on behalf of Geils Ventures, LLC.  After issuer registered its securities under Section 12 of the Exchange Act, Mr. Minella filed a Schedule 13(d) and a Form 3 pertaining to the same shares held by Geils Ventures, LLC.

(5)

Consists of currently exercisable options to purchase 50,000 shares of Common Stock and 30,000 restricted shares of Common Stock.

(6)

Consists of currently exercisable options to purchase 50,000 shares of Common Stock and 30,000 restricted shares of Common Stock and 700 shares of Common Stock.

(7)

Consists of currently exercisable options to purchase 50,000 shares of Common Stock, 32,450 restricted shares of Common Stock.

ELECTION OF DIRECTORS

(Proxy Item 1)

The Revised Bylaws of the Company provide that the Company shall not have less than three directors. Subject to the foregoing limitation, such number may be fixed from time to time by action of the Board of Directors or of the stockholders. By Board Resolution dated April 1, 2005, the current Board of Directors has expanded the Board to seat five directors.  The current board of directors believes that expansion of the board is necessary to enhance policies on corporate governance.  Expansion of the board will allow for the appointment of additional independent directors. Each director shall hold office until the next annual meeting of stockholders or until removed. However, if the term expires, such director shall continue to serve until his successor shall have been elected and qualified, or until there is a decrease in the number of directors.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to the Board of Directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although the directors of the Company have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by the Board of Directors.

 #

The following table sets forth certain information regarding the director nominees:

		Principal Occupation for Past Five Years and
Name	Age	Current Public Directorships or Trusteeships

		Current Director Nominees
Patrick Freeman	38

Director, Chief Executive Officer and President of Cordia Corporation since December 2002.  Mr. Freeman served as Chief Executive Officer and President of the Company’s subsidiary, Cordia Communications Corp., from December 2002 to January 2005.  Prior to his service with the Company, Mr. Freeman served as Director of Billing Service and then as Vice President of Telecommunications Services at eLEC Communications Corp. where he managed billing and wholesale services divisions from April 2000 to December 2002.

Wesly Minella	40

Director and Secretary of Cordia Corporation since March 2001 and President and Chief Operating Officer of its subsidiary, Cordia Communications Corp., since January 2005.  Prior to his service with the Company, Mr. Minella was employed by eLEC Communications Corp., from September 1999 through January 2005, where he served as Director of Operations and oversaw operations for two of its operating subsidiaries, New Rochelle Telephone Corp. and Telecarrier Services, Inc.  From September 1999 to December 2002, Mr. Minella served as Vice President of Operations of Essex Communications, Inc., a competitive local exchange carrier and former subsidiary of eLEC Communications Corp.

John Scagnelli	51

Director and Chairman of the Board since December 2000.  Mr. Scagnelli has twenty-four (24) years experience in the data processing industry and has served as Eastern Regional Sales Manager for Lawson Software since September 2004.  Prior to his service with Lawson Software, from June 2003, he served as Regional Sales Manager for the East Coast for Cognos Corporation, offering business analysis, budgeting and planning applications.  From September 1999 to June 2003, Mr. Scagnelli served as the Sales Director for Hyperion Solutions, Inc., a business analysis software solution provider.

New Nominees

Joel Dupré	51

Nominee to the Company's Board.  Mr. Dupré has twenty-five (25) years experience in domestic and international trade.  He is currently developing the Company’s international VoIP service offerings and marketing strategy.  He formed One Dot Source, LLC in 2000, an international sourcing company providing private label import programs to America’s mass merchandisers. Mr. Dupré also served as Chairman of the Board for eLEC Communications Corp. from 1995-2005.

Gandolfo Verra	57

Nominee to the Company’s Board.  Mr. Verra has thirty-five (35) years experience in Finance and Accounting. He possesses a BBA in Accounting and a Masters of Science in Taxation from Pace University.  Since April 1988, he has been employed as Controller for eLEC Communications Corp.

The following table sets forth certain information regarding the Company’s Principal Officers:

Lorie M. Guerrera	35

Ms. Guerrera has served as Chief Accounting Officer and Treasurer of the Company since September, 2001. Prior to her service with the Company, she was employed by Crescent Telephone Company, Inc.  She started as a Senior Accountant in 1994 and resigned from the position of Chief Financial Officer in 2001.  Ms. Guerrera holds a BS in Accounting and an M.B.A with an emphasis on International Business and Global Expansion.

Information regarding Patrick Freeman, President and CEO and Wesly Minella, Secretary is provided in the director nominee section above.

 #

Family Relationships

John Scagnelli and Wesly Minella are related through marriage.

Legal Proceedings

None of the aforementioned nominees, directors or executive officers have during the last five (5) years, filed for bankruptcy, was convicted in a criminal proceeding or was the subject of any order, judgment, or decree permanently, temporarily, or otherwise limiting activities (1) in connection with the sale or purchase of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (2) engaging in any type of business practice, or (3) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity.

Board Meetings and Committees; Management Matters

The Board of Directors held 3 meetings during the fiscal year ended December 31, 2004. Each director attended at least 75% of the Board and Committee meetings of which he was a member during such time as he served. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Nevada. No fees are paid to directors for attendance at meetings of the Board.

On April 17, 2001, the Board of Directors established an Audit Committee composed of John Scagnelli and Wesly Minella. The existing Board of Directors intends to appoint Gandolfo Verra as an additional independent director as defined by the National Association of Securities Dealers’ listing standards to the Audit Committee. The Audit Committee reviews with the Company's auditors the audited financial statements of the Company and any other audit-related issues and reviews with the Company's management the unaudited quarterly numbers during the year. The Audit Committee is governed by a written charter approved by the Board of Directors. During the fiscal year ended December 31, 2004, the Audit Committee held two meetings.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by SAS61 (Codification of Statements on Auditing Standards, AV ss.380) and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence.

The Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Commission.

Wesly Minella

John Scagnellli

/s/ Wesly Minella

/s/ John Scagnelli

The Board of Directors intends to establish a Compensation Committee comprised of a majority of independent directors as defined by the National Association of Securities Dealers’ listing standards, as applicable and as may be modified or supplemented.  The Board intends to appoint John Scagnelli, Gandolfo Verra and Joel Dupre to this Committee pending the outcome of the Stockholder vote on the election of directors.

Vote Required

A majority of the votes cast at the Annual Meeting by the stockholders entitled to vote is required to elect the director nominees. The Directors recommend a vote FOR the election of each of the director nominees.

 #

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to the Company's chief executive officer and each of the other executive officers who were serving as executive officers at December 31, 2004 (collectively referred to as the "Named Executives").  No other executive officer serving from 2002 to 2004 received compensation greater than $100,000.

Summary Compensation Table

Long- Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation($)	Restricted Stock Awards	Securities Underlying Options/SARS	LTIP Payouts	All Other Compensation

Patrick Freeman(1)	2004 2003	$151,000 $125,000	None None	None None	None 50,000	None 600,000	None None	None None
	2002	None	None	None	None	None	None	None

Lorie Guerrera(2)	2004 2003	$ 95,000 $ 85,000	$5,000 None	None None	None 30,000	None 50,000	None None	None None
	2002	$ 85,000	None	None	None	None	None	None

Wesly Minella (3)	2004 2003	$ None $ None	None None	None None	None 20,000	None 50,000	None None	None None
	2002	$ None	None	None	None	None	None	None

(1)

Mr. Freeman has served as President and Chief Executive Officer of the Company since his appointment by the Board of Directors on December 27, 2002.  The options were granted on March 25, 2003, with an exercise price of $0.60 per share and three (3) year vesting schedule.  The options expire on March 25, 2008.

(2)

Ms. Guerrera serves as the Company’s Chief Accounting Officer and Treasurer. The options were granted on March 25, 2003, with an exercise price of $0.60 per share and three (3) year vesting schedule.  The options expire on March 25, 2008.

(3)

Mr. Minella has served as the Company’s Secretary since 2001 without receiving a salary.  In January 2005, Mr. Minella was appointed to serve as the President and Chief Operating Officer of Company’s subsidiary, Cordia Communications Corp. with a salary of $125,000.  The options were granted on March 25, 2003, with an exercise price of $0.60 per share and three (3) year vesting schedule.  The options expire on March 25, 2008.

Option/SAR Grants in Last Fiscal Year

	Number of securities	Percentage of total
	underlying options/	options/SARs granted	Exercise or base	Expiration
Name	SARs Granted (#)	to employees in fiscal year	price ($/Sh)	date

Patrick Freeman	None	None	None	N/A

Lorie Guerrera	None	None	None	N/A

Wesly Minella	None	None	None	N/A

Stock Option Exercise

In fiscal 2004, none of the Named Executives exercised any options to purchase shares of Common Stock.

Long-Term Incentive Plan (“LTIP”)

There were no awards granted during fiscal year 2004 under a long-term incentive plan.

Board of Directors Compensation

Each director may be paid his expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board or directors or both.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore. The Company did not compensate its directors for service on the Board of Directors during fiscal 2004.  Each director was issued 10,000 restricted shares, an aggregate 30,000 shares, on January 25, 2005 for their 2004-2005, service on the Board.

No other compensation arrangements exist between the Company and its Directors.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The Company does not have any employment contracts between itself and its executive officers.  No other compensatory plan or arrangements exist between the Company and its executive officers that results or will result from the resignation, retirement or any other termination of such executive officer’s employment with the Company or from a change-in-control of the Company.

Report on Repricing of Options/SARs

During fiscal 2004, the Company did not adjust or amend the exercise price of stock options or SARs previously awarded to any executive officers.

Report on Executive Compensation

The Board of Directors determines the compensation of the Company’s Executive Officer and President and sets policies for and reviews with the Chief Executive Officer and President the compensation awarded to the other principal executives, if any. The compensation policies utilized by the Board of Directors are intended to enable the Company to attract, retain and motivate executive officers to meet Company goals using appropriate combinations of base salary and incentive compensation in the form of stock options. Generally, compensation decisions are based on contractual commitments, if any, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance. During the fiscal year ended December 31, 2004, the Company's Chief Executive Officer was Patrick Freeman, Chief Financial Officer and Treasurer was Lorie M. Guerrera, and Secretary was Wesly Minella.

Salaries. Base salaries for the Company's executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the Company's industry.

The Company believes that its salaries are below average as compared to its competitors. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive, particularly with respect to the ability to manage the growth of the Company, the length of the executive's service to the Company and any increased responsibilities assumed by the executive.

Stock Incentives. Stock incentives may be granted, subject to the adoption of the Plan by the stockholders, by the Board of Directors, in their sole discretion, to officers and employees of the Company to reward outstanding performance during the prior fiscal year and as an incentive to continued outstanding performance in future years. In evaluating the performance of officers and employees other than the Chief Executive Officer and President, the Board of Directors consults with the Chief Executive Officer and President and others in management, as applicable. In an effort to attract and retain highly qualified officers and employees, stock incentives may also be granted by the Board of Directors, at its sole discretion, to newly hired officers and employees as an inducement to accept employment with the Company.

Board of Directors Interlocks and Insider Participation in Compensation Decisions

No such interlocks existed or such decisions were made during fiscal year 2004.

Compliance with Section 16(a) of the Exchange Act

During fiscal year 2004, the Company did not have a class of securities registered pursuant to Section 12 of the Exchange Act.  The Company registered its securities under Section 12 on March 14, 2005.  As of that date, all current directors and beneficial owners of more than 10% of any class of equity securities were in compliance with the reporting requirements under Section 16 of the Exchange Act.

Certain Relationships and Related Transactions

The Company believes that all purchases from or transactions with affiliated parties were on terms and at prices substantially similar to those available from unaffiliated third parties.

During 2003, the Company borrowed $86,000 from Geils Ventures LLC, a stockholder of the Company.  This loan bore an interest rate of 12% per annum and was payable upon demand.  As of February 29, 2004, $77,926.23 has been repaid leaving a total balance due of $8,073.77 plus $2,471.14 in accrued interest

During 2004, the Company borrowed $40,000 from Geils Ventures LLC.  This loan bore an interest rate of 12% per annum and was payable upon demand.  As of December 31, 2004, all outstanding loan obligations, including those incurred in 2003, to Geils Ventures LLC had been repaid by the Company, including accrued interest, which amounted to $4,511.01.

Transactions with Former Affiliate

On March 3, 2003, the Company sold its equity interests in its subsidiary, Insurance Solutions Group, Inc. ("ISG"), to West Lane Group, Inc., a company owned by the then-current management of ISG, for a purchase price of $750,000 represented by a promissory note in that amount, which note had a term of two years, bore interest at 6% per annum and was secured by 700,000 shares of the Company's common stock owned by West Lane. The Company also entered into a licensing agreement with ISG whereby ISG purchased an unlimited license to certain software owned the Company. Pursuant to the license agreement, ISG paid the Company $100,000 on execution of the license agreement, and agreed to pay an additional $6,000 per month (including interest) for a period of 25 months.

On December 10, 2003, the Company agreed to accept a total of 312,500 shares of its Common Stock from West Lane Group, Inc. on behalf of West Lane Group, Inc, its affiliates and subsidiaries to satisfy $30,000 in principal and $33,750 in interest on the promissory note and $30,000 in interest on the licensing agreement. Upon transfer of the shares to Company the shares were retired reducing Company's outstanding shares.

On February 6, 2004, the Company entered into a Mutual Release and Satisfaction of Promissory Note and License Agreement whereby the Company has agreed to settle West Lane's payment obligations under the promissory note and licensing agreement in exchange for the return of 1,412,500 shares of Company's Common Stock, a fifteen (15) month option to purchase 100,000 shares at a price of forty cents ($0.40) and the release of Company's service obligations under the License Agreement. In addition to the Company's settlement with West Lane, the Company transferred all ownership interest to the technology and source code of SUBRO AGS software to West Lane. Upon transfer of the shares to the Company the shares were retired reducing the Company's outstanding shares.

On December 28, 2004, the Company gave West Lane Group, Inc. written notice of its intention to exercise its option to purchase 100,000 shares at $0.40 per share pursuant to an option agreement entered into between the parties as described above.  The shares were transferred to the Company on February 9, 2005.

RATIFICATION OF SELECTION OF LAZAR LEVINE & FELIX, LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2005

(Proxy Item 2)

The Board of Directors has selected Lazar Levine & Felix, LLP (“Lazar”) as its independent registered accounting firm for the fiscal year ending December 31, 2005. To the knowledge of the Company, at no time has Lazar had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants. It is anticipated that representatives of Lazar will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

The board of directors recommends a vote "FOR" the selection of Lazar as independent registered public accounting firm for the fiscal year ending December 31, 2005.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Lazar served as the Company's independent registered accounting firm for the fiscal year ended December 31, 2004. A representative of Lazar is expected to attend the Annual Meeting or be available by conference phone, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from stockholders.

Audit Fees

The aggregate fees billed in the last two fiscal years for professional services rendered by Lazar for the audit of the Company’s annual financial statements and review of financial statements included in the Company's Form 10-KSB or services that are normally provided by Lazar in connection with statutory and regulatory filings or engagements for fiscal years 2004 and 2003 were $45,000 and $64,760, respectively.

Audit-Related Fees

None.

Tax Fees

None.

Other Fees

The aggregate fees billed in fiscal years 2004 and 2003 for products and services provided by Lazar, other than those reported above, were $40,140 and $14,575, respectively.  The nature of the services comprising the fees disclosed was quarterly reporting.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at the 2006 Annual Meeting of Stockholders and intended to be included in the Company's Proxy Statement and form of proxy relating to that meeting must be received at the offices of the Company by January 9, 2006.

OTHER BUSINESS

Other than as described above, the Board of Directors knows of no matters to be presented at the Annual Meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this Proxy Statement do properly come before the meeting or any adjournment thereof.

ANNUAL REPORT

The Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, including financial statements, is being mailed herewith. If for any reason you do not receive your copy of the Report, please contact Wesly Minella, Secretary of the Company, at 445 Hamilton Avenue, Suite 408, White Plains, New York 10601 and another copy will be sent to you.

By Order of the Board of Directors,

Wesly Minella

Secretary

Dated: April 15, 2005

Orlando, Florida

REVOCABLE PROXY

CORDIA CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   |X|   PLEASE MARK VOTES

         (As in this Example)

The undersigned hereby appoint(s) John Scagnelli and Patrick Freeman, or any of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Special Meeting of Stockholders of Cordia Corporation to be held at 2500 Silverstar Road, Suite 500, Orlando, Florida 32804 on Friday, May 6, 2005 at 10:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

The Board of Directors recommends a vote “FOR” the proposals set forth in this revocable proxy.

PROPOSAL 1:

For All
For	Withhold	Except

The election of Directors:

Joel Dupré, Patrick Freeman, Wesly Minella, John Scagnelli, Gandolfo Verra

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

PROPOSAL 2:

For	Withhold	Against

To ratify the selection of Lazar Levine & Felix, LLP as Independent

Registered Public Accounting Firm

PROPOSAL 3:

For	Withhold	Against

To consider and act upon other business as may properly come before the meeting

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting

This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder.  If no direction is made, this proxy will be voted for each of the Proposals set forth herein.  Any prior proxy is hereby revoked.

Please be sure to sign and date              Date

this Proxy in the box below.

Shareholder sign above   Co-holder (if any) sign above

CORDIA CORPORATION

Please sign exactly as your name appears on this proxy card.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or corporation, please sign the full corporate name by president or authorized person.  If a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY

SIGN, DATE AND MAIL YOUR PROXY TODAY